Offerings - Offering: 1	Mar. 04, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 30,224,546
Fee Rate	0.01381%
Amount of Registration Fee	$ 4,174.01
Offering Note

(1)
Calculated solely for the purpose of determining the filing fee in accordance with Rule 0-11 under the Exchange Act, the proposed maximum aggregate value of the transaction is equal to the sum of (i) the cash consideration payable at Closing ($5,000,000) before any adjustments, plus (ii) the value of the Closing Equity Interests ($13,354,171, which is the product of 6,328,991 shares of Holdings stock multiplied by $2.11/share), plus the value of the Earn-Out Maximum Issuance amount ($11,870,375, which is the product of 5,625,770 shares multiplied by $2.11/share).

(2)	The amount of the filing fee was determined by multiplying the proposed maximum aggregate value of the transaction calculated in note (1) above by 0.00013810.